UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

DUPONT FABROS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-33748	20 - 8718331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1212 New York Avenue, N.W., Suite 900, Washington, D.C.	20005
(Address of principal executive offices)	(Zip Code)

(202) 728-0044

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 24, 2007, concurrent with the closing of our initial public offering (the “Closing”), we engaged in a series of transactions (the “Formation Transactions”) pursuant to which we entered into or consummated certain material agreements, each of which were previously filed as exhibits to our registration statement on Form S-11 (File No. 333-145294), as amended (the “Registration Statement”), including the following:

•	Amended and Restated Agreement of Limited Partnership of DuPont Fabros Technology, L.P. dated as of October 24, 2007, attached as Exhibit 10.1 to the Registration Statement,

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Agreement and Plan of Merger, Safari Ventures LLC dated as of August 9, 2007 by and among Safari Ventures LLC, DuPont Fabros Technology, Inc., DuPont Fabros Technology L.P. and Safari Interests LLC, attached as Exhibit 10.2 to the Registration Statement,

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Agreement and Plan of Merger, Meerkat Interests LLC dated as of August 9, 2007 by and among Meerkat Interests LLC, DuPont Fabros Technology, Inc. and DuPont Technology L.P., attached as Exhibit 10.3 to the Registration Statement,

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Agreement and Plan of Merger, Lemur Ventures LLC dated as of August 9, 2007 by and among Lemur Ventures LLC, DuPont Fabros Technology, Inc. and DuPont Fabros Technology L.P., attached as Exhibit 10.4 to the Registration Statement,

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Agreement and Plan of Merger, Rhino Interests LLC dated as of August 9, 2007 by and among Rhino Interests LLC, DuPont Fabros Technology, Inc. and DuPont Fabros Technology L.P., attached as Exhibit 10.5 to the Registration Statement,

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Agreement and Plan of Merger, Quill Ventures LLC dated as of August 9, 2007 by and among Quill Ventures LLC, DuPont Fabros Technology, Inc. and DuPont Fabros Technology L.P., attached as Exhibit 10.6 to the Registration Statement,

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Agreement and Plan of Merger, Grizzly Interests LLC dated as of August 9, 2007 by and among Grizzly Interests LLC, DuPont Fabros Technology, Inc. and DuPont Fabros Technology L.P., attached as Exhibit 10.7 to the Registration Statement,

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Contribution Agreement, DuPont Fabros Development LLC dated as of August 9, 2007 by and between DuPont Fabros Development LLC and DuPont Fabros Technology, L.P., attached as Exhibit 10.8 to the Registration Statement,

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Contribution Agreement, DFD Technical Services LLC dated as of August 9, 2007 by and between DFD Technical Services LLC and DuPont Fabros Technology, L.P., attached as Exhibit 10.9 to the Registration Statement,

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Contribution Agreement, Xeres Management LLC dated as of August 9, 2007 by and among Panda Interests LLC, Mercer Interests LLC and DuPont Fabros Technology, L.P., attached as Exhibit 10.10 to the Registration Statement,

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Contribution Agreement, Whale Holdings LLC dated as of August 9, 2007 by and among Panda Interests LLC, Mercer Interests LLC and DuPont Fabros Technology, L.P., attached as Exhibit 10.11 to the Registration Statement,

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Contribution Agreement, Yak Management LLC dated as of August 9, 2007 by and among Panda Interests LLC, Mercer Interests LLC and DuPont Fabros Technology, L.P., attached as Exhibit 10.12 to the Registration Statement,

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Consent and Assumption Agreement by and among DuPont Fabros Technology Inc., DuPont Fabros Technology, L.P., Safari Ventures LLC, et al and KeyBank National Association, as agent, dated as of October 24, 2007, attached as Exhibit 10.18 to the Registration Statement, and

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Assignment and Assumption of Lease by and among DuPont Fabros Technology, Inc., DuPont Fabros Technology, L.P., Jaguar Properties LLC and DuPont Fabros Development LLC, dated as of October 24, 2007, attached as Exhibit 10.19 to the Registration Statement.

More detailed descriptions concerning these Formation Agreements are set forth in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business and Properties,” “Management,” “Certain Relationships and Related Transactions,” “Structure and Formation of our Company,” and “Description of the Partnership Agreement of DuPont Fabros Technology, L.P.” in the final prospectus dated as of October 18, 2007 and filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2007, which is a part of the Registration Statement. Such descriptions in these sections of the prospectus are incorporated herein by reference and qualified in their entirety by reference to the exhibits of the Registration Statement referenced above, each of which are incorporated by reference herein.

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In addition, on October 19, 2007, we received a notice of violation from the Virginia Department of Environmental Quality, or VDEQ, regarding certain diesel generators at one of our facilities in Northern Virginia, VA4. The notice asserts that the operation of our generators has not been in conformity with our air permit and that certain equipment added to the generators to reduce emissions has not been constructed, tested, and maintained in compliance with applicable regulations. In connection with the Closing, our Executive Chairman, Lammot J. du Pont, and our President and Chief Executive Officer, Hossein Fateh, entered into an agreement with us to personally indemnify us against any and all direct or indirect claims, liabilities, damages and penalties, including without limitation costs resulting from changes to third party contracts, which may at any time arise, be imposed upon, incurred by or asserted against us during the period ending October 24, 2010 as a result of the alleged violations cited in the October 19, 2007 notice from VDEQ. The description of the indemnification agreement is qualified in its entirety by reference to the indemnification agreement, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or a Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 24, 2007, concurrent with the Closing, we and DuPont Fabros Technology, L.P., our operating partnership (the “OP”) assumed certain material financial obligations under the following outstanding agreements:

KeyBank Credit Agreement

As described in our prospectus, the KeyBank Credit Agreement consists of a $200.0 million term loan (the “term loan”) and a $275.0 million revolving credit facility (the “revolving facility”), secured by VA3, VA3, ACC2 and ACC3.

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As of the date hereof, $200.0 million is outstanding under our term loan, the loan is interest-only with the full principal amount due on maturity at August 7, 2011, and the applicable interest rate is LIBOR plus 1.50%, which we have effectively fixed through maturity at 6.497% by use of an interest rate swap.

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As of the date hereof, no borrowings are outstanding under our revolving facility, which includes an accordion feature that enables us to increase the amount available under it by up to $200.0 million under certain circumstances, the facility matures on August 7, 2010, with one option to extend maturity by 12 months, and the interest rate will vary between LIBOR plus 1.25% and LIBOR plus 1.70%, depending on our “applicable leverage ratio,” as such term is defined in the KeyBank Credit Agreement.

The foregoing description of the KeyBank Credit Agreement is qualified in its entirety by the full terms and conditions of the credit agreement, a copy of which has been filed as Exhibit 10.17 to our Registration Statement and such exhibit is incorporated herein by reference.

CH1 Mortgage Loan

As described in our prospectus, the CH1 Mortgage Loan consists of a $30.1 million mortgage loan (the “mortgage loan”), of which $26.2 million is currently outstanding, secured by CH1. This mortgage loan bears interest at LIBOR plus 3.5% with a floor of 8.5% and currently requires interest-only payments. This mortgage loan matures on March 1, 2008, with one option to extend maturity by 12 months. In connection with the Closing and the assumption of this mortgage loan, the OP also assumed certain non-recourse carve-out guarantees and environmental indemnity obligations of the former guarantors, Messrs. du Pont and Fateh.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Indemnification Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DuPont Fabros Technology, Inc.

Date: October 30, 2007	By:	/s/ Hossein Fateh
Hossein Fateh
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Indemnification Agreement

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